SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C.  20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act       June
1, 2001
     Date of Report
     (Date of Earliest Event Reported)

     R&R RANCHING
     (Exact Name of Registrant as Specified in its Charter)

      Nevada             333-75297             87-0616524
  (State or other   (Commission File No.) (IRS Employer I.D. No.)
Jurisdiction)

     1065 West 1150 South
     Provo, UT 84601
     (Address of Principal Executive Offices)


     (801) 812-0306
     Registrant's Telephone Number




     899 South Artistic Circle
     Springville, UT 84663

(Former Name or Former Address If Changed Since Last Report)

ITEM 1.   Changes in Control of Registrant.

     (a) On June 1, 2001, the Board of Directors of the Registrant adopted, ratified and approved a resolution to issue 10,000,000 "unregistered" and "restricted" shares of its $0.001 par value common voting stock to Fred L. Hall in consideration of the sum of $10,000 paid by personal check of Fred L. Hall. This action was approved by the majority stockholders of the Registrant
on June 1, 2001.    The former majority stockholders of the Registrant and
their percentage of ownership of the outstanding voting securities of the
Registrant prior to the adoption of the resolution was:
                                   Amount and Nature         Percent
                                    Of Beneficial         Of
     Name                             Ownership               Class
William R. Davidson      Officer     1,003,500                     91.2%
899 South Artistic Circle Springville, UT 84663

Allyson R. N. Davidson        Officer       2,500                   1%
899 South Artistic Circle
Springville, UT 84663

     (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the adoption of the resolution to issue 10,000,000 "unregistered" and "restricted" shares to Mr. Hall as of June 1, 2001.

                                     Amount and Nature      Percent
                                     Of Beneficial                  Of
     Name           Title                 Ownership                     Class
Fred L. Hall   Sole Officer & Director  10,000,000                     90.0%
1065 West         Shareholder 1150 South
Provo, UT 84601

William R.           Shareholder                 1,003,500             9.04%
Davidson 899 South
Artistic Circle
Springville,
UT 84663

Allyson R.           Shareholder                    2,500              0.02%
N. Davidson 899 South
Artistic Circle
Springville,
UT 84663

All officers
and directors
as a group (1)                          10,000,000            90.0%

ITEM 2.   Acquisition or Disposition of Assets.

          Except as indicated under Item 1, none; not applicable. ITEM 3. Bankruptcy or Receivership.

          None; not applicable.

ITEM 4.   Changes in Registrant's Certifying Accountant.         None;
not applicable.

ITEM 5.   Other Events.

          None; not applicable.

ITEM 6.   Resignation of Directors and Executive Officers.       Effective
June 1, 2001, William R. Davidson, President and director and Allyson R. N. Davidson, Secretary and Treasurer resigned as officers and sole director of the Registrant after designating Fred L. Hall as the sole officer and director
of the Registrant.  ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

     (b)  Pro Forma Financial Information.
          None; not applicable.

     (c)  Exhibits.

                                             Exhibit
Description of Exhibit*                           Number    None.

*    Summaries of any exhibit are modified in their entirety by this
reference to each exhibit.  ITEM 8.     Change in Fiscal Year.

     None; not applicable.

ITEM 9.   Sales of Equity Securities Pursuant to Regulation S.   None;
not applicable.







SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the
undersigned hereunto duly authorized.                  R&R Ranching

Date:     6/11/01        By /s/ Fred L. Hall
                    Fred L. Hall